UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2020

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value, $0.001 per share	NWBO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Northwest Biotherapeutics, Inc. (the “Company”) held an annual meeting of stockholders on April 18, 2020 (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders voted on three matters: (1) the re-elections of Dr. Alton L. Boynton and Ambassador J. Cofer Black as Class I members of the Board of Directors for three-year terms, (2) ratification of the appointment of Marcum LLP as the Company’s auditors for the fiscal year ending December 31, 2020 and (3) an advisory vote on the frequency with which future advisory votes on executive compensation should be held.

Votes were cast by 405,885,961 (63.4%) of the total 640,486,199 shares that were issued and outstanding on the record date of February 21, 2020, and as such were eligible to vote. The percentages in parentheses below are the percentages of the votes cast for each matter presented.

Proposal No. 1. Election of Directors.

The stockholders approved the re-elections of Dr. Alton L. Boynton and Ambassador J. Cofer Black for three-year terms as Class I members of the Board of Directors. The votes for Dr. Boynton and Ambassador Black were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Dr. Alton L. Boynton	380,112,185 (93.7%)	25,773,776 (6.4%)	0	0

Ambassador J. Cofer Black	366,638,702 (90.3%)	39,247,259 (9.7%)	0	0

Proposal No. 2. Ratification of Appointment of Registered Public Accounting Firm.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The votes for reappointment of Marcum were as follows:

	For	Against	Abstained	Broker Non-Votes
Ratification of Marcum LLP	381,170,268 (93.9%)	9,812,751 (2.4%)	14,902,942 (3.7%)	0

Proposal No. 3. Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on Executive Compensation.

The stockholders voted, on an advisory basis, for future advisory stockholder votes on the Company’s executive compensation arrangements annually, based upon the following votes:

	Every Three Years	Every Two Years	Every Year	Abstained	Broker Non-Votes
Approval of Frequency of Stockholder Advisory Vote on Executive Compensation	158,033,243 (38.9%)	31,465,492 (7.8%)	209,009,746 (51.5%)	7,377,480 (1.8%)	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: April 23, 2020	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman